Exhibit 99.2

PRA Group Publishes New Investor Presentation

NORFOLK, Va., September 14, 2022 - PRA Group, Inc. (Nasdaq: PRAA) (the "Company"), a global leader in acquiring and collecting nonperforming loans (“NPLs”), today published a new investor presentation, which provides an overview of the Company’s business, industry, financials, and other relevant information. The presentation can be accessed and downloaded by visiting the investor relations section of the Company’s website at https://ir.pragroup.com/.

Key highlights of the presentation include information on:

a.The NPL industry and the Company’s role in the economy;
b.The Company’s business, history, financials, and key markets;
c.Key drivers and catalysts for more portfolio supply entering the market;
d.How the Company has grown shareholder value over time;
e.The Company’s competitive strengths and key investment highlights; and,
f.An explanation of certain aspects of the Company’s accounting.

The Company’s management continues to promote robust and proactive communications with the investment community, and reaffirms its commitment to help interested shareholders, investors, and analysts better understand its investment story.

The Company expects to provide more details on its upcoming investor relations calendar—including conferences and non-deal roadshows—as these details are finalized.

To be added to the Company’s email distribution list and stay up to date on all the latest news and press releases, please visit https://ir.pragroup.com/email-alerts.

About PRA Group, Inc.
As a global leader in acquiring and collecting nonperforming loans, PRA Group, Inc. returns capital to banks and other creditors to help expand financial services for consumers in the Americas, Europe and Australia. With thousands of employees worldwide, PRA Group, Inc. companies collaborate with customers to help them resolve their debt. For more information, please visit www.pragroup.com.

About Forward Looking Statements

Statements made herein that are not historical in nature, including PRA Group, Inc.'s or its management's intentions, hopes, beliefs, expectations, representations, projections, plans or predictions of the future, are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended.

The forward-looking statements in this press release and the related investor presentation are based upon management's current beliefs, estimates, assumptions and expectations of PRA Group, Inc.'s future operations and financial and economic performance, taking into account currently available information. These statements are not statements of historical fact or guarantees of future performance, and there can be no assurance that anticipated events will transpire or that our expectations will prove to be correct. Forward-looking statements involve risks and uncertainties, some of which are not currently known to PRA Group, Inc. Actual events or results may differ materially from those expressed or implied in any such forward-looking statements as a result of various factors, including risk factors and other risks that are described from time to time in PRA Group, Inc.'s filings with the Securities and Exchange Commission, including PRA Group, Inc.'s annual reports on Form 10-K, its quarterly reports on Form 10-Q and its current reports on Form 8-K, which are available through PRA Group, Inc.'s website and contain a detailed discussion of PRA Group, Inc.'s business, including risks and uncertainties that may affect future results.

Due to such uncertainties and risks, you are cautioned not to place undue reliance on such forward-looking statements, which speak only as of today. Information in this press release may be superseded by more recent information or statements, which may be disclosed in later press releases, subsequent filings with the Securities and Exchange Commission or otherwise. Except as required by law, PRA Group, Inc. assumes no obligation to publicly update or revise its forward-looking statements contained herein to reflect any change in PRA Group, Inc.'s expectations with regard thereto or to reflect any change in events, conditions or circumstances on which any such forward-looking statements are based, in whole or in part.

Investor Contact:
Najim Mostamand, CFA
Vice President, Investor Relations
757-431-7913
IR@PRAGroup.com

News Media Contact:
Elizabeth Kersey
Senior Vice President, Communications and Public Policy
(757) 431-3398
Elizabeth.Kersey@PRAGroup.com